UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 9, 2006

___________________________________________________________

IGI, INC.

(Exact Name of Registrant as Specified in Charter)

___________________________________________________________

Delaware	001-08568	01-0355758
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

105 Lincoln Avenue

Bunea, New Jersey 08310

(Address of Principal Executive Offices) (Zip Code)

(856) 697-1441

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

On Friday, October 6, 2006, John Moroney, the president of Landmark Financial Corporation (“Landmark”) and the investment banker to IGI, Inc. (the “Company”), inadvertently disclosed to Mergers and Acquisitions Report and Source Media Inc. that some of Landmark’s past strategic clients may be interested in IGI, although he declined to name any particular firms. IGI had previously announced, on Sep. 27, that it had retained Landmark Financial Corporation to act as its financial advisor to assist the Company in exploring strategic alternatives to realize the Company's potential. These alternatives could include, but are not limited to, raising additional development capital for IGI, and/or the combination, sale or merger of the Company. To date, IGI has had preliminary discussions with third parties. There can be no assurances that IGI will be successful in finding a strategic partner or alternative.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI, INC.

	By:	/s/ Frank Gerardi
Frank Gerardi
Chairman & Chief Executive Officer

Date: October 9, 2006